Corporate News

Baxter International Inc. One Baxter Parkway Deerfield, IL 60015

FOR IMMEDIATE RELEASE

Media Contact:

Deborah Spak, (847) 948-2349

Investor Contacts:

Mary Kay Ladone, (847) 948-3371

Clare Trachtman, (847) 948-3085

BAXTER REPORTS STRONG THIRD QUARTER FINANCIAL RESULTS

AND CONFIRMS FULL-YEAR GUIDANCE

Baxter Reinforces Commitment to Innovation with Increased Investment in

Research and Development and Advancements in New Product Pipeline

DEERFIELD, Ill., October 20, 2011 — Baxter International Inc. (NYSE:BAX) today reported third quarter net income of $576 million, an increase of 10 percent from $525 million reported in the third quarter of 2010. Earnings per diluted share of $1.01 advanced 13 percent from $0.89 per diluted share reported in the prior-year period. Baxter’s third quarter financial results included an after-tax special charge of $48 million (or $0.08 per diluted share) for the resolution of long-standing litigation pertaining to average wholesale prices (AWP) and certain historical rebate and discount adjustments. Baxter’s third quarter 2010 financial results included an after-tax special item of $70 million (or $0.12 per diluted share) related to the impairment of assets associated with the divestiture of the U.S. multi-source generic injectables business.

On an adjusted basis, excluding special items from both periods, Baxter’s third quarter net income of $624 million rose 5 percent from $595 million reported in 2010. Adjusted earnings per diluted share of $1.09 increased 8 percent from

BAXTER REPORTS 3rd QUARTER FINANCIAL RESULTS — Page 2

$1.01 per diluted share reported last year and were in-line with the guidance the company previously provided of $1.07 to $1.09 per diluted share.

Worldwide sales totaled $3.48 billion compared to sales of $3.22 billion in the third quarter of 2010, representing an increase of 8 percent (or 3 percent excluding the impact of foreign currency). Adjusting for the divestiture of the U.S. multi-source generic injectables business which was completed in the second quarter 2011, worldwide revenues advanced 10 percent (or 4 percent excluding the impact of foreign currency). Sales within the United States of $1.40 billion grew 1 percent (or 5 percent adjusting for the divestiture). International sales of $2.08 billion advanced 13 percent (or 4 percent excluding the impact of foreign currency), driven by solid performance across the portfolio, particularly in emerging markets.

BioScience revenues totaled $1.52 billion and rose 9 percent (or 4 percent excluding the impact of foreign currency), reflecting robust demand for GAMMAGARD LIQUID [Immune Globulin Intravenous (Human)] (marketed as KIOVIG outside of the United States), certain plasma-based therapeutics, and vaccines. Medical Products sales of $1.95 billion increased 7 percent (or 1 percent excluding the impact of foreign currency). Adjusting for the divestiture, Medical Products sales increased 10 percent (or 4 percent excluding the impact of foreign currency), reflecting strong growth of intravenous therapies and injectable drugs, as well as peritoneal dialysis therapy and anesthesia products in international markets.

BAXTER REPORTS 3rd QUARTER FINANCIAL RESULTS — Page 3

Nine-Month Results

For the first nine months of 2011, Baxter reported net income of $1.76 billion or $3.06 per diluted share, compared to net income of $997 million or $1.67 per diluted share in the same period last year. On an adjusted basis, excluding special items, Baxter’s net income for the nine-month period of $1.81 billion increased 5 percent from the $1.72 billion reported in the prior-year period, and earnings of $3.14 per diluted share increased 9 percent from $2.87 per diluted share reported in the same period last year.

Baxter’s worldwide revenues totaled $10.30 billion and increased 10 percent (or 7 percent excluding the impact of foreign currency) compared to sales of $9.35 billion in the same period of 2010. Excluding the prior-year COLLEAGUE revenue adjustment and the divestiture of the U.S. multi-source generic injectables business, Baxter’s worldwide sales increased 9 percent over the prior-year period (or 5 percent excluding the impact of foreign currency).

Through the first nine months of the year, Baxter generated strong cash flows from operations of $1.93 billion and has returned significant value to shareholders in the form of dividends and share repurchases. Through the third quarter 2011, Baxter has returned $1.95 billion to shareholders through dividends totaling $534 million and share repurchases of approximately $1.41 billion (or 26 million shares), a 9 percent increase versus the prior-year period.

“The evolving global macro-environment will exert ongoing pressures on our business, creating challenges that we will manage through disciplined execution of our strategies,” said Robert L. Parkinson, Jr., chairman and chief executive officer. “We continue to benefit from the diversified and medically-

BAXTER REPORTS 3rd QUARTER FINANCIAL RESULTS — Page 4

necessary nature of our portfolio, broad geographic reach and strong financial position, and remain committed to innovation through clinical differentiation, enhanced operational and cost effectiveness, improved earnings growth, and delivering sustained value for our shareholders.”

Recent Highlights

Baxter continued its commitment to innovation with further investments in research and development and advancements in the new product pipeline, augmented by business development initiatives. The company’s research and development expenditures accelerated 15 percent in the third quarter reflecting progress of investigational therapies in late-stage clinical development and success in obtaining approvals and launching innovative products to the global marketplace. Recent achievements include the following:

•

U.S. Food and Drug Administration (FDA) approval and launch of GAMMAGARD LIQUID 10% [Immune Globulin Infusion (Human)] for subcutaneous administration in patients with primary immunodeficiency (PI). This approval allows patients to self-administer their therapy at home on a weekly basis and offers patients an option to administer GAMMAGARD LIQUID therapy either intravenously or subcutaneously, depending on their individual needs. The subcutaneous clinical trial in PI patients demonstrated efficacy with limited adverse reactions (mostly local site reactions, which occurred in only 2.7% of infusions).

•

Submissions to the United States and European regulatory bodies seeking approval for HyQ, Baxter’s investigational immunoglobulin (IG) therapy administered subcutaneously and facilitated by recombinant human hyaluronidase for patients with PI. The filings were supported by the completion of the phase III clinical study which met both primary and secondary endpoints. Final data will be presented at the 2011 Annual Meeting of the American College of Allergy, Asthma and Immunology in Boston, MA in November.

BAXTER REPORTS 3rd QUARTER FINANCIAL RESULTS — Page 5

•

FDA approval of an expanded indication for ARTISS [Fibrin Sealant (Human)] to include adhering tissue flaps during facial rhytidectomy (face-lift) surgery. ARTISS is the only premixed, ready-to-use fibrin sealant specifically indicated for tissue adherence in both facial rhytidectomy and burn surgeries. It was first approved by the FDA in 2008 to adhere autologous skin grafts to surgically prepared wound beds resulting from burns in adult and pediatric populations one year of age or older.

•

Initiation of a global Phase III clinical trial to evaluate the safety and effectiveness of BAX 111, Baxter’s investigational recombinant von Willebrand factor (rVWF), for the treatment and prevention of bleeding episodes in patients with von Willebrand disease. This condition is the most common type of inherited bleeding disorder, affecting both men and women, the vast majority of whom are undiagnosed and not treated due to mild symptoms. BAX 111 is the first and only recombinant von Willebrand product in clinical development.

•

Clearance under the Hart-Scott-Rodino Antitrust Improvements Act for Baxter’s previously announced $380 million acquisition of Baxa Corporation. Baxter expects to close the acquisition before the end of 2011. Annual sales for Baxa were approximately $150 million in 2010, and Baxter expects the future top-line growth of this business to be accretive to the company’s future sales growth. Nutrition is recognized as an important element of patients’ therapy, and both Baxter and Baxa have sought to advance the delivery of IV nutrition with innovative technologies. The addition of Baxa’s product lines will complement Baxter’s portfolio of nutrition products and drug delivery systems and support patient safety.

Outlook for Fourth Quarter and Full-Year 2011

Baxter also confirmed previously-issued guidance and expects earnings, before special items, of $4.29 to $4.32 per diluted share for full-year 2011. Baxter continues to expect sales growth of 3 to 4 percent excluding the impact of foreign currency and the COLLEAGUE revenue adjustment in 2010 (or 5 to 6 percent including the impact of foreign currency). In addition, the company expects to generate cash flows from operations of approximately $2.8 billion.

For the fourth quarter of 2011, the company expects earnings per diluted share of $1.15 to $1.18, before any special items, and sales growth of 2 to 3 percent excluding the impact of foreign currency (or 1 to 2 percent including the impact of foreign currency).

BAXTER REPORTS 3rd QUARTER FINANCIAL RESULTS — Page 6

A webcast of Baxter’s third quarter conference call for investors can be accessed live from a link on the company’s website at www.baxter.com beginning at 7:30 a.m. CDT on October 20, 2011. Please visit Baxter’s website for more information regarding this and future investor events and webcasts.

Baxter International Inc., through its subsidiaries, develops, manufactures and markets products that save and sustain the lives of people with hemophilia, immune disorders, infectious diseases, kidney disease, trauma, and other chronic and acute medical conditions. As a global, diversified healthcare company, Baxter applies a unique combination of expertise in medical devices, pharmaceuticals and biotechnology to create products that advance patient care worldwide.

This release includes forward-looking statements concerning the company’s financial results, outlook for 2011 and R&D pipeline. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: demand for and market acceptance risks for new and existing products, such as ADVATE, and other technologies; future actions of regulatory bodies and other governmental authorities, including with respect to the company’s implementation of the COLLEAGUE recall, that could delay, limit or suspend product development, manufacturing or sales or result in sanctions; product quality or patient safety concerns leading to product recalls, withdrawals, launch delays, litigation, or declining sales; Sigma’s ability to build production capacity to meet customer demand; future actions of governmental authorities and other third parties as U.S. healthcare reform legislation and other austerity measures are implemented; additional legislation, regulation and other governmental pressures, which may affect pricing, reimbursement and rebate policies of government agencies and private payers or other elements of the company’s business; product development risks; inventory reductions or fluctuations in buying patterns by wholesalers or distributors; the impact of geographic and product mix on the company’s sales; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; the availability of acceptable raw materials and component supply; fluctuations in supply and demand and the pricing of plasma-based therapies; the ability to enforce company patents; patents of third parties preventing or restricting the company’s manufacture, sale or use of affected products or technology; any impact of the current economic conditions on Baxter

BAXTER REPORTS 3rd QUARTER FINANCIAL RESULTS — Page 7

and its customers; foreign currency fluctuations and other risks identified in the company’s most recent filing on Form 10-K and other Securities and Exchange Commission filings, all of which are available on the company’s website. The company does not undertake to update its forward-looking statements. Financial schedules are attached to this release and available on the company’s website.

# # #

BAXTER — PAGE 8

BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Three Months Ended September 30, 2011 and 2010

(unaudited)

(in millions, except per share and percentage data)

	Excluding		Excluding		Excluding
	Three Months Ended September 30,
	2011		2010		Change

NET SALES	$ 3,479		$ 3,224		8%

COST OF SALES	1,708		1,565		9%

GROSS MARGIN	1,771		1,659		7%

% of Net Sales	50.9%		51.5%		(0.6 pts	)

MARKETING AND ADMINISTRATIVE EXPENSES	787	A	670		17%
% of Net Sales	22.6%		20.8%		1.8 pts

RESEARCH AND DEVELOPMENT EXPENSES	239		207		15%
% of Net Sales	6.9%		6.4%		0.5 pts

NET INTEREST EXPENSE	14		24		(42%	)

OTHER EXPENSE, NET	4		117	B	(97%	)

PRE-TAX INCOME	727		641		13%

INCOME TAX EXPENSE	149		117		27%

% of Pre-Tax Income	20.5%		18.3%		2.2 pts

NET INCOME	578		524		10%

LESS: NONCONTROLLING INTERESTS	2		(1)		N/M

NET INCOME ATTRIBUTABLE TO BAXTER	$ 576		$ 525		10%

BASIC EPS	$ 1.02		$ 0.90		13%

DILUTED EPS	$ 1.01		$ 0.89		13%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	566		584
Diluted	571		587

ADJUSTED PRE-TAX INCOME (excluding specified items)	$ 806	C	$ 753	C	7%

ADJUSTED NET INCOME ATTRIBUTABLE TO BAXTER (excluding specified items)	$ 624	C	$ 595	C	5%

ADJUSTED DILUTED EPS (excluding specified items)	$ 1.09	C	$ 1.01	C	8%

A

Marketing and administrative expenses in 2011 included a charge totaling $79 million ($48 million, or $0.08 per diluted share, on an after-tax basis) related to the resolution of litigation pertaining to average wholesale prices (AWP) and certain historical rebate and discount adjustments.

B

Other expense, net in 2010 included an impairment charge of $112 million ($70 million, or $0.12 per diluted share, on an after-tax basis) principally to write down assets associated with the company’s divestiture of its U.S. generic injectables business.

C	Refer to page 9 for a description of the adjustments and a reconciliation to generally accepted accounting principles (GAAP) measures.

BAXTER — PAGE 9

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Three Months Ended September 30, 2011 and 2010

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the three months ended September 30, 2011 and 2010 included specified items which impacted the GAAP results as follows:

	Excluding	Excluding		Excluding	Excluding	Excluding		Excluding	Excluding
	Three Months Ended September 30,
	2011				2010
	GAAP	Specified items	[1]	Excluding specified items	GAAP	Specified item	[2]	Excluding specified item	Change	[3]

NET SALES	$ 3,479	$ —		$ 3,479	$ 3,224	$ —		$ 3,224	8%

COST OF SALES	1,708	—		1,708	1,565	—		1,565	9%

GROSS MARGIN	1,771	—		1,771	1,659	—		1,659	7%

% of Net Sales	50.9%			50.9%	51.5%			51.5%	(0.6 pts	)

MARKETING AND ADMINISTRATIVE EXPENSES	787	(79)		708	670	—		670	6%
% of Net Sales	22.6%			20.4%	20.8%			20.8%	(0.4 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	239	—		239	207	—		207	15%
% of Net Sales	6.9%			6.9%	6.4%			6.4%	0.5 pts

NET INTEREST EXPENSE	14	—		14	24	—		24	(42%	)

OTHER EXPENSE, NET	4	—		4	117	(112)		5	(20%	)

PRE-TAX INCOME	727	79		806	641	112		753	7%

INCOME TAX EXPENSE	149	31		180	117	42		159	13%

% of Pre-Tax Income	20.5%			22.3%	18.3%			21.1%	1.2 pts

NET INCOME	578	48		626	524	70		594	5%

LESS: NONCONTROLLING INTERESTS	2	—		2	(1)	—		(1)	N/M

NET INCOME ATTRIBUTABLE TO BAXTER	$ 576	$ 48		$ 624	$ 525	$ 70		$ 595	5%

BASIC EPS	$ 1.02	$ 0.08		$ 1.10	$ 0.90	$ 0.12		$ 1.02	8%

DILUTED EPS	$ 1.01	$ 0.08		$ 1.09	$ 0.89	$ 0.12		$ 1.01	8%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	566			566	584			584
Diluted	571			571	587			587

[1]

Marketing and administrative expenses in 2011 included a charge totaling $79 million ($48 million, or $0.08 per diluted share, on an after-tax basis) related to the resolution of litigation pertaining to AWP and certain historical rebate and discount adjustments.

[2]

Other expense, net in 2010 included an impairment charge of $112 million ($70 million, or $0.12 per diluted share, on an after-tax basis) principally to write down assets associated with the company’s divestiture of its U.S. generic injectables business.

[3]	Represents the percentage change between the 2011 and 2010 results, both excluding specified items.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE 10

BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Nine Months Ended September 30, 2011 and 2010

(unaudited)

(in millions, except per share and percentage data)

	Excluding		Excluding		Excluding
	Nine Months Ended September 30,
	2011		2010		Change

NET SALES	$ 10,299		$ 9,345	A	10%

COST OF SALES	5,018		5,005	A	0%

GROSS MARGIN	5,281		4,340		22%

% of Net Sales	51.3%		46.4%		4.9 pts

MARKETING AND ADMINISTRATIVE EXPENSES	2,268	B	2,074	B	9%
% of Net Sales	22.0%		22.2%		(0.2 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	692		653		6%
% of Net Sales	6.7%		7.0%		(0.3 pts	)

NET INTEREST EXPENSE	39		68		(43%	)

OTHER EXPENSE, NET	21		122	C	(83%	)

PRE-TAX INCOME	2,261		1,423		59%

INCOME TAX EXPENSE	477		422	D	13%

% of Pre-Tax Income	21.1%		29.7%		(8.6 pts	)

NET INCOME	1,784		1,001		78%

LESS: NONCONTROLLING INTERESTS	23		4		N/M

NET INCOME ATTRIBUTABLE TO BAXTER	$ 1,761		$ 997		77%

BASIC EPS	$ 3.08		$ 1.68		83%

DILUTED EPS	$ 3.06		$ 1.67		83%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	571		593
Diluted	575		597

ADJUSTED PRE-TAX INCOME (excluding specified items)	$ 2,340	E	$ 2,151	E	9%

ADJUSTED NET INCOME ATTRIBUTABLE TO BAXTER (excluding specified items)	$ 1,809	E	$ 1,716	E	5%

ADJUSTED DILUTED EPS (excluding specified items)	$ 3.14	E	$ 2.87	E	9%

A

Net sales and cost of sales in the first quarter of 2010 included a charge totaling $588 million, or $0.98 per diluted share, which related to the recall of COLLEAGUE infusion pumps from the U.S. market and other actions the company is undertaking outside of the United States, for which there was no net tax benefit recognized.

B

Marketing and administrative expenses in the third quarter of 2011 included a charge totaling $79 million ($48 million, or $0.08 per diluted share, on an after-tax basis) related to the resolution of litigation pertaining to AWP and certain historical rebate and discount adjustments. Marketing and administrative expenses in the second quarter of 2010 included a charge of $28 million ($22 million, or $0.03 per diluted share, on an after-tax basis) to write down accounts receivable in Greece, principally as a result of the anticipated settlement of certain accounts receivable with the Greek government.

C

Other expense, net in the third quarter of 2010 included an impairment charge of $112 million ($70 million, or $0.12 per diluted share, on an after-tax basis) principally to write down assets associated with the company’s divestiture of its U.S. generic injectables business.

D

Income tax expense in the first quarter of 2010 included a charge of $39 million, or $0.07 per diluted share, to write off a deferred tax asset as a result of a change in the tax treatment of reimbursements under the Medicare Part D retiree prescription drug subsidy program.

E	Refer to page 11 for a description of the adjustments and a reconciliation to GAAP measures.

BAXTER — PAGE 11

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Nine Months Ended September 30, 2011 and 2010

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the nine months ended September 30, 2011 and 2010 included specified items which impacted the GAAP results as follows:

	Excluding	Excluding		Excluding	Excluding	Excluding	Excluding	Excluding
	Nine Months Ended September 30,
	2011				2010
	GAAP	Specified items	[1]	Excluding specified items	GAAP	Specified items [2]	Excluding specified items	Change [3]

NET SALES	$ 10,299	$ —		$ 10,299	$ 9,345	$ 213	$ 9,558	8%

COST OF SALES	5,018	—		5,018	5,005	(375)	4,630	8%

GROSS MARGIN	5,281	—		5,281	4,340	588	4,928	7%

% of Net Sales	51.3%			51.3%	46.4%		51.6%	(0.3 pts	)

MARKETING AND ADMINISTRATIVE EXPENSES	2,268	(79)		2,189	2,074	(28)	2,046	7%
% of Net Sales	22.0%			21.3%	22.2%		21.4%	(0.1 pt	)

RESEARCH AND DEVELOPMENT EXPENSES	692	—		692	653	—	653	6%
% of Net Sales	6.7%			6.7%	7.0%		6.8%	(0.1 pt	)

NET INTEREST EXPENSE	39	—		39	68	—	68	(43%	)

OTHER EXPENSE, NET	21	—		21	122	(112)	10	110%

PRE-TAX INCOME	2,261	79		2,340	1,423	728	2,151	9%

INCOME TAX EXPENSE	477	31		508	422	9	431	18%

% of Pre-Tax Income	21.1%			21.7%	29.7%		20.0%	1.7 pts

NET INCOME	1,784	48		1,832	1,001	719	1,720	7%

LESS: NONCONTROLLING INTERESTS	23	—		23	4	—	4	N/M

NET INCOME ATTRIBUTABLE TO BAXTER	$ 1,761	$ 48		$ 1,809	$ 997	$ 719	$ 1,716	5%

BASIC EPS	$ 3.08	$ 0.09		$ 3.17	$ 1.68	$ 1.22	$ 2.90	9%

DILUTED EPS	$ 3.06	$ 0.08		$ 3.14	$ 1.67	$ 1.20	$ 2.87	9%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	571			571	593		593
Diluted	575			575	597		597

[1]

Marketing and administrative expenses in the third quarter of 2011 included a charge totaling $79 million ($48 million, or $0.08 per diluted share, on an after-tax basis) related to the resolution of litigation pertaining to AWP and certain historical rebate and discount adjustments.

[2]

Net sales and cost of sales in the first quarter of 2010 included a charge totaling $588 million, or $0.98 per diluted share, which related to the recall of COLLEAGUE infusion pumps from the U.S. market and other actions the company is undertaking outside of the United States, for which there was no net tax benefit recognized. Marketing and administrative expenses in the second quarter of 2010 included a charge of $28 million ($22 million, or $0.03 per diluted share, on an after-tax basis) to write down accounts receivable in Greece, principally as a result of the anticipated settlement of certain accounts receivable with the Greek government. Other expense, net in the third quarter of 2010 included an impairment charge of $112 million ($70 million, or $0.12 per diluted share, on an after-tax basis) principally to write down assets associated with the company’s divestiture of its U.S. generic injectables business. Income tax expense in the first quarter of 2010 included a charge of $39 million, or $0.07 per diluted share, to write off a deferred tax asset as a result of a change in the tax treatment of reimbursements under the Medicare Part D retiree prescription drug subsidy program.

[3]	Represents the percentage change between the 2011 and 2010 results, both excluding specified items.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE 12

BAXTER INTERNATIONAL INC.

Cash Flows from Operations and Changes in Net Debt

(unaudited)

($ in millions)

	September30,2011	September30,2011	September30,2011		September30,2011
Cash Flows from Operations
(Brackets denote cash outflows)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011		2010
Net income	$ 578	$ 524	$ 1,784		$ 1,001
Adjustments
Depreciation and amortization	176	171	503		506
Deferred income taxes	58	49	218		169	A
Stock compensation	33	29	94		92
Realized excess tax benefits from stock issued under employee benefit plans	(4)	(1)	(17)		(35)
COLLEAGUE infusion pump charge	—	—	—		588
Impairment charge	—	112	—		112
Other	85	23	103		56
Changes in balance sheet items
Accounts and other current receivables	55	11	(102)		(27)
Inventories	(58)	25	(272)		(94)
Accounts payable and accrued liabilities	34	114	(90)		(38)
Infusion pump and business optimization payments	(111)	(21)	(258)		(62)
Other	76	(30)	(38	) B	(200	) B

Cash flows from operations	$ 922	$ 1,006	$ 1,925		$ 2,068

Changes in Net Debt
Increase (decrease)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011		2010

Net debt, beginning of period	$ 2,382	$ 2,514	$ 1,702		$ 1,365

Cash flows from operations	(922)	(1,006)	(1,925)		(2,068)
Capital expenditures	235	232	643		699
Dividends	176	171	534		519
Proceeds from stock issued under employee benefit plans	(97)	(33)	(388)		(234)
Purchases of treasury stock	298	161	1,413		1,273
Acquisitions and investments	27	20	229	C	274	C
Divestiture and other	—	—	(106)		—
Other, including the effect of exchange rate changes	105	36	102		267

(Decrease) increase in net debt	(178)	(419)	502		730

Net debt, September 30	$ 2,204	$ 2,095	$ 2,204		$ 2,095

Key statistics, September 30:
Days sales outstanding	54.5	56.2	54.5		56.2
Inventory turns	2.5	2.4	2.5		2.4

Selected balance sheet information:			September 30, 2011		December 31, 2010
Cash and equivalents			$2,338		$2,685
Accounts and other current receivables			$2,347		$2,265
Inventories			$2,621		$2,371
Accounts payable and accrued liabilities			$4,070		$4,017

A

Deferred income taxes in the first quarter of 2010 included a charge of $39 million to write off a deferred tax asset as a result of a change in the tax treatment of reimbursements under the Medicare Part D retiree prescription drug subsidy program.

B

Other cash flows from operations included planned contributions to the company’s pension plan in the United States of $150 million and $300 million in the first quarters of 2011 and 2010, respectively.

C

Acquisitions and investments in 2011 and 2010 principally related to the second quarter 2011 acquisition of Prism Pharmaceuticals, Inc., a specialty pharmaceutical company based in the United States, and the first quarter 2010 acquisition of ApaTech Limited, an orthobiologic products company based in the United Kingdom.

BAXTER — PAGE 13

BAXTER INTERNATIONAL INC.

Net Sales

Periods Ending September 30, 2011 and 2010

(unaudited)

($ in millions)

	ConstantRates	ConstantRates	ConstantRates	ConstantRates	ConstantRates	ConstantRates	ConstantRates	ConstantRates
	Q3 2011	Q3 2010	% Growth @ Actual Rates	% Growth @ Constant Rates	YTD 2011	YTD 2010	% Growth @ Actual Rates	% Growth @ Constant Rates

BioScience
United States	$ 699	$ 666	5%	5%	$ 2,070	$ 1,912	8%	8%
International	818	721	13%	4%	2,408	2,195	10%	4%
Total BioScience	$1,517	$1,387	9%	4%	$ 4,478	$4,107	9%	6%

Medical Products [1]
United States [2,3]	$ 692	$ 713	(3%)	(3%)	$ 2,144	$ 2,097	2%	2%
International	1,258	1,111	13%	4%	3,647	3,317	10%	4%
Total Medical Products - Adjusted [2,3]	$1,950	$1,824	7%	1%	$ 5,791	$5,414	7%	3%
COLLEAGUE infusion pump charge [2]						(213)
Total Medical Products - GAAP [2,3]	$1,950	$1,824	7%	1%	$ 5,791	$5,201	11%	7%

Transfusion Therapies [4]
United States	$ 12	$ 10	20%	20%	$ 29	$ 28	4%	4%
International	—	3	N/M	N/M	1	9	(89%)	(89%)
Total Transfusion Therapies	$ 12	$ 13	(8%)	(8%)	$ 30	$ 37	(19%)	(19%)

Baxter International Inc.
United States [2,3]	$ 1,403	$ 1,389	1%	1%	$ 4,243	$ 4,037	5%	5%
International	2,076	1,835	13%	4%	6,056	5,521	10%	4%
Total Baxter - Adjusted [2,3]	$3,479	$3,224	8%	3%	$10,299	$9,558	8%	4%
COLLEAGUE infusion pump charge [2]						(213)
Total Baxter - GAAP [2,3]	$3,479	$3,224	8%	3%	$10,299	$9,345	10%	7%

[1]         Medical Products represents the combination of the company’s former Medication Delivery and Renal businesses into a single global business unit. Effective January 1, 2011, the company changed its segment presentation to reflect this new structure, and recast all prior periods presented to conform to the new presentation.

[2]         GAAP net sales in the first quarter of 2010 included a charge of $213 million related to the recall of COLLEAGUE infusion pumps. Refer to page 17 for a reconciliation to GAAP measures.

[3]         Included net sales related to the U.S. generic injectables business through the May 2011 divestiture date. The impact on adjusted net sales for total Medical Products and total Baxter was as follows ($ in millions):

	Q3 2011	Q3 2010	% Growth @ Actual Rates	% Growth @ Constant Rates	YTD 2011	YTD 2010	% Growth @ Actual Rates	% Growth @ Constant Rates
Total Medical Products - Adjusted [2]	$1,950	$1,824	7%	1%	$ 5,791	$5,414	7%	3%
U.S. generic injectables business		(57)			(58)	(143)
Total Medical Products - Adjusted (Excluding U.S. Generic Injectables)	$1,950	$1,767	10%	4%	$ 5,733	$5,271	9%	5%

Total Baxter - Adjusted [2]	$3,479	$3,224	8%	3%	$10,299	$9,558	8%	4%
U.S. generic injectables business		(57)			(58)	(143)
Total Baxter - Adjusted (Excluding U.S. Generic Injectables)	$3,479	$3,167	10%	4%	$10,241	$9,415	9%	5%

[4]         Represents revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the Transfusion Therapies (TT) business after the February 2007 divestiture.

BAXTER — PAGE 14

BAXTER INTERNATIONAL INC.

GAAP Key Product Line Sales

Periods Ending September 30, 2011 and 2010

(unaudited)

($ in millions)

	Constant Rates	Constant Rates	Constant Rates		Constant Rates	Constant Rates	Constant Rates	Constant Rates		Constant Rates
	GAAP Q3 2011	GAAP Q3 2010	% Growth @ Actual Rates		% Growth @ Constant Rates	GAAP YTD 2011	GAAP YTD 2010	% Growth @ Actual Rates		% Growth @ Constant Rates

BioScience
Recombinants	$ 552	$ 526	5%		(1%)	$ 1,634	$1,561	5%		1%
Plasma Proteins	372	346	8%		4%	1,043	952	10%		7%
Antibody Therapy	380	336	13%		11%	1,135	968	17%		17%
Regenerative Medicine	143	130	10%		5%	430	382	13%		10%
Other [1]	70	49	43%		15%	236	244	(3%	)	(12%	)
Total BioScience	$1,517	$1,387	9%		4%	$ 4,478	$4,107	9%		6%

Medical Products [2]
Renal	$ 646	$ 594	9%		2%	$ 1,866	$1,763	6%		1%
Global Injectables	494	469	5%		0%	1,517	1,392	9%		6%
IV Therapies	453	417	9%		3%	1,333	1,226	9%		5%
Infusion Systems [3]	222	213	4%		1%	666	425	57%		53%
Anesthesia	129	127	2%		(2%)	390	384	2%		(1%	)
Other	6	4	40%		(4%)	19	11	73%		13%
Total Medical Products [3]	$1,950	$1,824	7%		1%	$ 5,791	$5,201	11%		7%

Transfusion Therapies [4]	$ 12	$ 13	(8%	)	(8%)	$ 30	$ 37	(19%	)	(19%	)

Total Baxter [3]	$3,479	$3,224	8%		3%	$10,299	$9,345	10%		7%

[1]	Principally includes vaccines and sales of plasma to third parties.

[2]

Medical Products represents the combination of the company’s former Medication Delivery and Renal businesses into a single global business unit. Effective January 1, 2011, the company changed its segment presentation to reflect this new structure, and recast all prior periods presented to conform to the new presentation.

[3]	GAAP net sales in the first quarter of 2010 included a charge of $213 million related to the recall of COLLEAGUE infusion pumps. Refer to page 17 for a reconciliation to GAAP measures.

[4]	Represents revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the TT business after the February 2007 divestiture.

BAXTER — PAGE 15

BAXTER INTERNATIONAL INC.

Adjusted Key Product Line Sales

Periods Ending September 30, 2011 and 2010

(unaudited)

($ in millions)

	ConstantRates		ConstantRates		ConstantRates		ConstantRates	ConstantRates		ConstantRates	ConstantRates		ConstantRates
	GAAP Q3 2011	[1]	GAAP Q3 2010	[1]	% Growth @ Actual Rates		% Growth @ Constant Rates	GAAP YTD 2011	[1]	Adjusted YTD 2010	% Growth @ Actual Rates		% Growth @ Constant Rates

BioScience
Recombinants	$ 552		$ 526		5%		(1%)	$ 1,634		$1,561	5%		1%
Plasma Proteins	372		346		8%		4%	1,043		952	10%		7%
Antibody Therapy	380		336		13%		11%	1,135		968	17%		17%
Regenerative Medicine	143		130		10%		5%	430		382	13%		10%
Other [2]	70		49		43%		15%	236		244	(3%	)	(12%	)
Total BioScience	$1,517		$1,387		9%		4%	$ 4,478		$4,107	9%		6%

Medical Products [3]
Renal	$ 646		$ 594		9%		2%	$ 1,866		$1,763	6%		1%
Global Injectables	494		469		5%		0%	1,517		1,392	9%		6%
IV Therapies	453		417		9%		3%	1,333		1,226	9%		5%
Infusion Systems - Adjusted [4]	222		213		4%		1%	666		638	4%		2%
Anesthesia	129		127		2%		(2%)	390		384	2%		(1%	)
Other	6		4		40%		(4%)	19		11	73%		13%
Total Medical Products - Adjusted [4]	$1,950		$1,824		7%		1%	$ 5,791		$5,414	7%		3%

Transfusion Therapies [5]	$ 12		$ 13		(8%	)	(8%)	$ 30		$ 37	(19%	)	(19%	)

Total Baxter - Adjusted [4]	$3,479		$3,224		8%		3%	$10,299		$9,558	8%		4%

[1]	There were no adjustments included in the 2011 GAAP results or the Q3 2010 GAAP results.

[2]	Principally includes vaccines and sales of plasma to third parties.

[3]

Medical Products represents the combination of the company’s former Medication Delivery and Renal businesses into a single global business unit. Effective January 1, 2011, the company changed its segment presentation to reflect this new structure, and recast all prior periods presented to conform to the new presentation.

[4]	Adjusted net sales in the first quarter of 2010 excluded a charge of $213 million related to the recall of COLLEAGUE infusion pumps. Refer to page 17 for a reconciliation to GAAP measures.

[5]	Represents revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the TT business after the February 2007 divestiture.

BAXTER — PAGE 16

BAXTER INTERNATIONAL INC.

Key Product Line Sales by U.S. and International

Three-Month Periods Ending September 30, 2011 and 2010

(unaudited)

($ in millions)

	$1,403	$1,403	$1,403	$1,403	$1,403	$1,403	$1,403		$1,403	$1,403
	Q3 2011			Q3 2010			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International	Total

BioScience
Recombinants	$ 246	$ 306	$ 552	$ 237	$ 289	$ 526	4%		6%	5%
Plasma Proteins	104	268	372	113	233	346	(8%	)	15%	8%
Antibody Therapy	267	113	380	230	106	336	16%		7%	13%
Regenerative Medicine	78	65	143	79	51	130	(1%	)	27%	10%
Other [1]	4	66	70	7	42	49	(43%	)	57%	43%
Total BioScience	$ 699	$ 818	$1,517	$ 666	$ 721	$1,387	5%		13%	9%

Medical Products [2]
Renal	$ 96	$ 550	$ 646	$ 99	$ 495	$ 594	(3%	)	11%	9%
Global Injectables [3]	237	257	494	257	212	469	(8%	)	21%	5%
IV Therapies	148	305	453	144	273	417	3%		12%	9%
Infusion Systems	133	89	222	127	86	213	5%		3%	4%
Anesthesia	77	52	129	84	43	127	(8%	)	21%	2%
Other	1	5	6	2	2	4	(57%	)	150%	40%

Total Medical Products [3]	$ 692	$1,258	$1,950	$ 713	$1,111	$1,824	(3%	)	13%	7%

Transfusion Therapies [4]	$ 12	$ —	$ 12	$ 10	$ 3	$ 13	20%		N/M	(8%	)

Total Baxter [3]	$1,403	$2,076	$3,479	$1,389	$1,835	$3,224	1%		13%	8%

[1]         Principally includes vaccines and sales of plasma to third parties.

[2]          Medical Products represents the combination of the company’s former Medication Delivery and Renal businesses into a single global business unit. Effective January 1, 2011, the company changed its segment presentation to reflect this new structure, and recast all prior periods presented to conform to the new presentation.

[3]          Included net sales related to the U.S. generic injectables business through the May 2011 divestiture date. The impact on GAAP net sales for total Medical Products and total Baxter was as follows ($ in millions):

	Q3 2011			Q3 2010			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International	Total

Total Medical Products	$ 692	$1,258	$1,950	$ 713	$1,111	$1,824	(3%	)	13%	7%
U.S. generic injectables business				(57)		(57)

Total Medical Products (Excluding U.S. Generic Injectables)	$ 692	$1,258	$1,950	$ 656	$1,111	$1,767	6%		13%	10%

Total Baxter	$1,403	$2,076	$3,479	$1,389	$1,835	$3,224	1%		13%	8%

U.S. generic injectables business				(57)		(57)

Total Baxter (Excluding U.S. Generic Injectables)	$1,403	$2,076	$3,479	$1,332	$1,835	$3,167	5%		13%	10%

[4] Represents revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the TT business after the February 2007 divestiture.

BAXTER — PAGE 17

BAXTER INTERNATIONAL INC.

Reconciliation of GAAP to Non-GAAP Net Sales Measures

Periods Ending September 30, 2011 and 2010

(unaudited)

($ in millions)

The company’s GAAP net sales results for the nine months ended September 30, 2010 included a $213 million charge related to the recall of COLLEAGUE infusion pumps, which impacted GAAP net sales as follows:

	000000	000000	000000	000000	000000	000000	000000	000000	000000	000000	000000	000000
	2011 YTD			2010 YTD			% Growth @ Actual Rates			% Growth @ Constant Rates
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total
Infusion Systems - GAAP			$ 666			$ 425			57%			53%
COLLEAGUE infusion pump charge						213
Infusion Systems - Adjusted			$ 666			$ 638			4%			2%

Total Medical Products - GAAP	$2,144	$3,647	$ 5,791	$1,884	$3,317	$5,201	14%	10%	11%	14%	4%	7%
COLLEAGUE infusion pump charge				213		213
Total Medical Products - Adjusted	$2,144	$3,647	$ 5,791	$2,097	$3,317	$5,414	2%	10%	7%	2%	4%	3%

Total Baxter - GAAP	$4,243	$6,056	$10,299	$3,824	$5,521	$9,345	11%	10%	10%	11%	4%	7%
COLLEAGUE infusion pump charge				213		213
Total Baxter - Adjusted	$4,243	$6,056	$10,299	$4,037	$5,521	$9,558	5%	10%	8%	5%	4%	4%

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.